Investor Presentation

April 2020

Member FDIC


MVB
MVB
MVB

Forward Looking Statements

MVB Financial Corp. (the "Company") has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this Presentation. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. When words such as "may," "plans," "believes," "expects," "anticipates," "continues," "may" or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include but are not limited to: credit risk; changes in market interest rates; inability to achieve anticipated synergies; ability to successfully integrate recent mergers and acquisitions, including First State and Summit; competition; length and severity of the recent COVID-19 (coronavirus) outbreak and its impact on the Company's business and financial condition; economic downturn or recession; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this announcement is subject to change.

The Company uses certain non-GAAP financial measures, such as tangible common equity to tangible assets, to provide information useful to investors in understanding the Company's operating performance and trends and to facilitate comparisons with the performance of the Company's peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

The MVB Financial Franchise

Our Purpose & Values

"Trusted Partners on the Financial Frontier – Committed to Your Success!"

TRUST
I am reliable and act with integrity. I can be counted on and count on others.

COMMITMENT
I take ownership of my responsibilities in support of MVB achieving its Purpose.

RESPECT, LOVE, & CARING
I am respectful, considerate and thoughtful towards our Team members, clients and community.

TEAMWORK
I effectively and efficiently work with others to accomplish more.

ADAPTIVE
I easily respond to change in a productive way.

Source: Company documents.

2020

MVB Today

The Financial Frontier

MVB is an innovative financial holding company that provides banking services to individuals and corporate clients in the Mid-Atlantic region, as well as Payment and Fintech Deposit clients throughout the United States.

Company Statistics

- NASDAQ: MVBF
- Market Cap: $152.3M [1]
- Total Assets: $2.1B [1]
- Book Value Per Share: $17.08 [1]

Why MVB?

- Consistent Growth
- Long Term History of Strong Asset Quality
- Attractive Markets
- Culture for Talent Acquisition
- Forward-Thinking Approach to Fintech

SANDLER O'NEILL + PARTNERS

2019 Bank & Thrift SM-ALL STARS

KBRA KROLL BOND RATING AGENCY

Rated BBB in April 2020

(1) Market Cap, Total Assets, Book Value, and Stock Price as of 03/31/20.

MVB

MVB Portfolio

Complementary Business Lines – Regional Lending with National Fintech Deposits



CoRe

- 10 banking centers in West Virginia and 3 in Northern Virginia
- CoRe Banking Structure launched in Q4 2019 ("CO" for Commercial and "RE" for Retail) to facilitate stronger team collaboration that benefits clients
  - Commercial: Loans, Deposits and Non-interest Income; 78% of loan portfolio
  - Retail: Deposits, Interchange and Fee Income, Small Business Loans, and Consumer Loans



Mortgage

- Headquartered in Fairfax, VA
- 17 Loan production offices in select markets
- Non-interest Income, Loans, Deposits
- Five of the 10 wealthiest counties in the U.S. are located in the Washington D.C. metro area, according to the U.S. Census Bureau [1]
- Top 10 Largest Home Mortgage Lenders in Greater D.C. ranked by 2018 metro-area loan volume [2]


= Client presence

Treasury & Deposit Services

- Sales team based in Salt Lake City
- Providing services to corporate clients
- Attractive deposit gathering "blue ocean" opportunities
- Potential for fee income revenue as partnerships grow
- Overarching focus on operational risk and compliance

Source: Company documents. (1) US News, 12/06/18 (2) Washington Business Journal, 04/05/19.

Fintech Strategy Execution



Keep Up
Get Ahead
1. Offer Solutions to Strengthen **Client Relationships**
3. Make **Investments** in Fintech Companies
Common in Most Banks
GOAL
Increase **Positive Exposure** to Fintech trend drivers
Less Common in Banks
2. Utilize **Productivity** Enhancing Tools
4. Become **Trusted Banking Partner** for Fintech Companies

MVB Fintech Thesis

What They Do Well	What We Do Well
Fintech	**Bank**
1. Identify a niche 2. Build a solution to meet the needs of users in niche 3. Generate revenue with a highly profitable business model 4. Scale quickly	1. Access to payment rails 2. FDIC insured deposits 3. All Fintech companies need a banking relationship

Technology company builds the technology and acquires users.

MVB holds the deposits and shares fee income.

MVB

Fintech Investment Portfolio Performance



202% IRR
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
(in thousands)
2016
2017
2018
2019
Q1 2020
Cash Investment
Fair Value
BILLGO
ALLIED PAYMENT NETWORK
FinClusive
interchecks
Stronghold
Commerce Ventures
GRAND

Investments Focused on Strategic Partnerships

Source: Company documents.

Executive Leadership



Larry F. Mazza

President & CEO of MVB Financial Corp.

- 30 years of experience in the banking industry, including community banks and BB&T
- Member of the WV Board of Banking and Financial Institutions
- Served on the Board of Directors for PDC Energy
- Serves on the Board of Directors for BillGO
- Big 4 experience
- Co-owner of Football Talk, LLC



Donald T. Robinson

Executive Vice President & CFO

- Former Senior Vice President & Commercial Regional Manager for Huntington National Bank
- Former Senior Vice President and Chief Accounting Officer at Linn Energy
- Big 4 experience



C. Brad Greathouse

Executive Vice President & Chief People & Culture Officer

- Former Vice President of Human Relations at Mylan
- Former Senior Human Resources Leader at GE Aviation
- Global HR leadership experience across multiple industries



Matt A. West

Chief Strategy Officer at MVB Financial Corp.

- Leads the strategy, operations, technology, & project management teams
- Former consultant for energy, financial services, health care, & the public sector
- Formerly held engineering & operations leadership roles at GE



John T. Schirripa

Executive Vice President & Chief Commercial Lending Officer

- Former Regional President – WV
- 30+ years of experience
- Former Senior Vice President/Community President of Huntington National Bank



Ryan S. Linton

President, MVB Fintech

- Former CEO at Betable
- Former VP of Revenue Operations at Zynga
- Former General Manager, Operations, & Business Roles at Global Collect, Blockbuster, & Ancestry.com

Source: Company documents.

Experienced Board of Directors



David B. Alvarez (C)
Year Appointed: 2013
Chairman of the Board
President, Energy Transportation



Gary A. LeDonne (I)
Year Appointed: 2016
Executive in Residence at the John Chambers College of Business & Economics at WVU
Committees: Audit / ERM, Finance, HR & Compensation (Chair)



James J. Cava, Jr. (I)
Year Appointed: 2013
Managing Member, Cava & Banko, PLLC
Committees: Audit / ERM (Chair), Finance, HR & Compensation



Larry F. Mazza (N)
Year Appointed: 2005
President & CEO, MVB & MVB Bank



Harry Edward Dean III (N)
Year Appointed: 2012
CEO, MVB Mortgage



Dr. Kelly R. Nelson (I)
Year Appointed: 2005
Physician
Committees: Audit / ERM, Nominating & Corporate Governance (Chair), HR & Compensation



John W. Ebert (I)
Year Appointed: 2013
President, J.W. Ebert Corporation
Committees: Audit / ERM, Finance (Chair), Nominating & Corporate Governance



J. Christopher Pallotta (I)
Year Appointed: 1999
Director, Bond Insurance Agency
Committees: Finance



Daniel W. Holt (I)
Year Appointed: 2017
Co-Founder & CEO, BillGO
Committees: Nominating & Corporate Governance



Cheryl D. Spielman (I)
Year Appointed: 2019
Retired Partner, Ernst & Young
Committees: Audit / ERM, Finance

(C) Independent Chairman. (N) Non-Independent Director. (I) Independent Director.

Source: Company documents.

Our Directors' Skills & Expertise



Finance /Banking 9
M&A 9
High Growth Company Leadership 8
Accounting / Budgeting 8
Communications / PR 7
Enterprise Risk Management 5
Regulatory / Government 5

Board Independence & Balanced Tenure



Non-Independent 20%
Independent 80%

Average Tenure: ~8 years



3
3
1
3
0-3 Years
4-6 Years
7-9 Years
> 10 Years

Strategic & Opportunistic Talent Acquisition

An Independent Bank Mindset that Embraces a, “Yes, if” Culture

Acquisitions

PMG
2012
Assets Acquired of $65M

Acacia
2013
Assets Acquired of $74M

BB&T Branches
2015
Assets Acquired of $68M

Chartwell Compliance
2019
Assets Acquired of $4M

The First State Bank
2020
Deposits Acquired of $140M

Paladin Fraud
2020
Assets Acquired of $87K

Lift Outs

BB&T
2005
12 Team Members

HNB
2009- 2011
11 Team Members

Wells Fargo Insurance
2013
23 Team Members
Sold in 2016

VA Commerce
2013
5 Team Members

Recent NoVa M&A Disruption
2017/2018
12 Team Members

Salt Lake City Fintech Office
2019
4 Team Members

Significant Management Ownership Drives Entrepreneurial Spirit

Source: Company documents.

Analyst Commentary on MVB Story

HOVDE GROUP

April 7, 2020 – Aside from the meaningful EPS accretion, the most apparent N-T benefit of the transaction will be the boost to TBV from the recorded gain…More importantly, all of this is occurring at a time when there is greater importance being placed on TBV resiliency/valuation given the current operating environment. The transaction will also help to offset the vast majority of the deposits being sold in the Summit branch deal and ultimately help to lower the COFs as First State's deposits are marked. Finally, from a broader perspective, we think the involvement of MVBF is important given the risk factors associated with **the MVBF story (i.e. Fintech) and should be viewed as a vote of confidence from regulators.**

March 27, 2020 – We are updating our conviction rankings for **OUTPERFORM**-rated names…in light of a more challenging operating environment for banks…**we are placing MVBF in the #1 spot** as we think it is well-positioned in the near-term from an earnings defensibility standpoint and a deeply discounted TBV valuation.

April 8, 2019 – The specialty deposit play is the unique aspect of the story. The entrepreneurial bent of the management team – particularly the CEO – is among the more intriguing aspects of the MVBF story… The company has pursued a progressive approach to Fintech, given the CEO's stated belief that banks are rapidly "becoming yellow top taxis in an Uber world" and that the industry "must modernize or risk losing our relevance in the market." **Clearly, the strategy seems to be working well, as MVBF has emerged as a preferred bank of Fintech companies, and the results are noticeable and needle-moving.**

KBW

April 5, 2020 – **We are excited about MVBF's ability to continue to build TBV and capital at a time when capital is very important.** Also, we would note that MVBF came through the last economic recession with minimal losses and has NIM protection through the success of its fintech deposit strategy and revenue offsets through its mortgage subsidiary.

February 23, 2020 – **MVBF presents a unique opportunity to invest in a bank that has the potential to continue to improve profitability and its funding base over the next few years…** In addition to the benefit of team lift-outs and positive operating leverage in the core bank, the "MVB 3.0" strategy is focused on positioning MVBF as the partner of choice for FinTech companies… We find the branch sale to be both financially attractive and strategically compelling as it exists a slower growth market in WV, which MVBF can redeploy into DC and its FinTech vertical…

PIPER | SANDLER

February 20, 2020 – **We continue to like the MVB story longer-term as the company executes on its Fintech initiatives**, thereby driving franchise value via lower cost/NIB deposit growth in addition to emerging fee opportunities while tilting the earnings stream towards the core bank… Loan engine continues to generate robust growth… Upward NIB trajectory marches higher… Margin expansion is a particularly notable highlight… Credit trends remain favorable… Tangible book value per share and capital levels increase…

March 3, 2020 – **We think highly of management's "think outside the box" mentality** in deciding a creative structure to create balance sheet flexibility and ultimately drive shareholder value.

MVB

First Quarter 2020 Highlights and Upcoming Transactions

Highlights from Q1 2020 vs. Q4 2019

Deposits[1] increased **22.9%, or $333M**, to a balance of $1.8B

Commercial loans[1] increased **2.4%**, or **$26M**, to a balance of $1.1B

Noninterest-bearing deposits[1] increased **37.5%, or $112M**, to a balance of $410M

Net interest margin increased **8 basis points**

Source: Company documents. (1) Including assets or deposits of branches held for sale, as applicable.

Deposit Growth with NIB Focus

NIB CAGR of 27% Over Five Years

Average Deposit Balances



$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Average Balance in thousands
30%
25%
20%
15%
10%
5%
0%
NIB as a % of Total Deposits
$729,707
$879,196
$922,492
$1,013,318
$1,227,269
$1,369,871
8%
NIB/Total Deposits
24%
2015
2016
2017
2018
2019
Q1 2020
Interest-bearing deposits
Noninterest-bearing deposits
NIB deposits as a % of total deposits

PIPER | SANDLER

"...we have long held the company's fintech initiatives in high esteem, we note several factors that position MVB as a relative winner in this tumultuous period."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: Company documents and SEC filings. Excludes deposits of branches held for sale. Piper Sandler Company Note dated March 24, 2020.

Fintech Differentiators "Distinct, Not Extinct"

Future Growth Coming from Mix of NIB & Reasonably Priced IB Deposits

Current Portfolio Mix	Pipeline Mix	Future Portfolio Mix



Specialty Escrow
39%
Payments
Processing
19%
Cryptocurrency
5%
Hospitality &
Gaming
37%



Payments
Processing
74%
Cryptocurrency
15%
Digital Savings
4%
Hospitality & Gaming
6%
Specialty Escrow
1%



Payments
Processing
51%
Cryptocurrency
11%
Digital Savings
2%
Hospitality & Gaming
24%
Specialty Escrow
12%

As of March 31, 2020	Balance	Cost of Funds	YTD Fee Income
Fintech	$ 186,814,432 (1)	0.08%	$ 162,029
Specialty escrow	$ 116,505,091	0.02%	$ 134
Total	**$ 303,319,523**	**0.07%**	**$ 162,163**

Source: Company documents.
(1) Balance includes gaming deposits of $111.2M.

NIM Expansion – Outpacing Peers

Active Focus on NIM & Upward Trend


4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
4.07%
3.94%
3.85%
3.86%
3.87%
3.80%
3.72%
3.01%
3.07%
3.22%
3.27%
3.41%
3.47%
3.60%
106 bps
12 bps
2014
2015
2016
2017
2018
2019
Q1 2020
MVBF
Regional Peers

Source: SEC filings and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available.

Mortgage Operations

Historical Volume Comparison



$2,000
$1,500
$1,000
$500
$-
$1,541
$1,447
$1,816
$279
$539
2017
2018
2019
Q1 2019
Q1 2020

Historical Pipeline Comparison



$600
$500
$400
$300
$200
$100
$237
$207
$180
$138
$206
$209
$178
$126
$187
$244
$247
$151
$494
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020

For Q1 2020:

Mortgage Net Income = $(1.1)M

Mortgage Net Income (w/o derivative loss[3]) = $2.4M

Volatility in the mortgage market created from the COVID-19 pandemic and related Fed stimulus in the MBS and MSR markets caused significant downward pressure on the derivative asset related to the Company's mortgage pipeline

2020 Dollar Volume by State [1]



NC/SC 23%
MD 6%
DC 9%
Other 5%
WV 5%
VA 52%

2020 Dollar Volume by Transaction Type [2]



Refinance 38%
Purchase, Construction Origination, & Construction Refinance 62%

Source: Company documents.
(1) Volume displayed by dollars closed.
(2) Volume displayed by number of loans closed.
(3) Loss on derivative totaled $3.6 million for the quarter ended March 31, 2020.

Mortgage Combination

- Agreement to combine with Intercoastal Mortgage Company
- MVB will recognize ownership in the new company as a fair value equity investment and will no longer consolidate Mortgage's financial results
- Allows MVB to benefit from mortgage profits, while simplifying financials to core business
- Total combined closed loan volume in 2019 was $3.1B
- As a result of this transaction, we expect to reduce our efficiency ratio by approximately 10% and we expect to reduce our assets due to LHFS
- As a result of this transaction, total Tier 1 capital will increase approximately $16M, which will increase the leverage ratio by approximately 80 basis points, will increase the other risk-based capital ratios by approximately 220 basis points, and will increase tangible book value by $1.40 per share
- Continued revenue cross-sale opportunities
- Transaction expected to close mid-2020

Source: Company documents.

Subsequent Announcements

Sale of 4 Eastern Panhandle WV Branches
Approximate gain of $10M

Completed April 24, 2020

FDIC-Assisted Deal for The First State Bank, Barboursville, WV
Approximate bargain purchase gain of $6M

Completed April 3, 2020

Paladin Group Acquisition
to further expand the Fintech vertical with its commitment to fraud prevention

Completed April 17, 2020

Rated by Kroll Bond Rating Agency as BBB

Completed April 16, 2020

Source: Company documents.

Eastern Panhandle Branch Sale

- Sale of 4 branches in the Eastern panhandle of WV for an 8% premium
- Focuses our CoRe strategy on key growth markets
- Reallocates resources to Fintech vertical
- Deposits of these branches totaled $188.1M and Loans of these branches totaled $36.8M as of closing
- Transaction closed April 24th, 2020
- As a result of this transaction, MVB expects to recognize a gain of approximately $10M


MVB
ATM
MEDICINE

Source: Company documents.

The First State Bank Acquisition

- FDIC-assisted deal
- Acquired $83M in gross loans, $22M in OREO, and $139M in deposits
- 53% mark on OREO and a 22% mark on loans
- Acquired 3 branches and 2 drive-thru locations in the Barboursville, WV area
- Transaction closed April 3rd, 2020
- As a result of this transaction, MVB expects to recognize a bargain purchase gain of approximately $6M
- Expansion of the MVB franchise on I-64 from Charleston, WV to Huntington, WV

FIRST STATE BANK


THE FIRST STATE BANK

Source: Company documents.

Strategic Transactions

	MVB as of 03/31/20	+ The First State Bank	- Branch Sale	= MVB - Adjusted
Cash and cash equivalents	$ 88,874	$ 65,880 [(1)]	$ -	$ 154,754
Investment securities (including equity securities)	$ 242,127	$ 10,777	$ -	$ 252,904
Loans	$ 1,385,416	$ 63,729 [(2)]	$ 36,759	$ 1,412,386
Other assets	$ 383,263	$ 14,497 [(2)]	$ 2,953	$ 394,807
Total assets	**$ 2,099,680**	**$ 154,883**	**$ 39,712**	**$ 2,214,851**
Deposits	**$ 1,598,238**	**$ 141,778 [(2)]**	**$ 188,141**	**$ 1,551,875**

$16M in capital generation without impacting liquidity or future earnings, while being accretive to shareholders

Source: Company documents.
(1) Cash includes a $39.6M payment from the FDIC.
(2) Includes estimated fair value and credit marks.

Introducing the Paladin Group

paladingroup

Founded by a group of insider industry experts who knew what fraud prevention can and should be, Paladin Group offers an extensive and customizable suite of services for both merchants and vendors. We strategize for the long game, helping clients and partners defend against today's threats—and tomorrow's. Paladin places special focus on education and training, arming merchants and vendors with the insight they need to stay on top.



James Houlihan



Jamon Whitehead

Partners & Principal Consultants

Experienced
Our collective decades of experience add up to expertise our clients can trust

Tactical
We safeguard your long-term best interests with strategic analysis and insight

Agile
We adapt and keep up with trends and technology, evolving to match your needs

Human
We bring warmth, partnership, and collaboration to a complex landscape

MVB

COVID-19

COVID-19 Executive Summary

Proudly supporting our Trusted Partners	▪ Helping business customers access the SBA's Paycheck Protection Program ▪ Extended payment deferrals and interest-only payments on loans, as well as suspended foreclosures ▪ 95% of Team Members working from home while branches remain open for business
Managing disruption from a position of strength and soundness	▪ Strong capital, liquidity, and funding ▪ Robust capital levels with a CET ratio of 11.34% ▪ Current Liquidity Coverage Ratio of 280.77% ▪ Ample liquidity cushion - $333.2M, or 26.3%, deposit growth from December 31, 2019
Being "Defensively Offensive"	▪ Four previously announced strategic deals generating pre-tax gains of $16M ▪ Continued expansion within the Fintech vertical ▪ Strategic revenue initiatives designed to add new capabilities
Selected COVID-19 impacts	▪ Assessing potential credit risk and exposure within portfolio ▪ Volatility in the Mortgage market ▪ Net interest margin

Source: Company documents.

MVB

Loan Modifications

Commercial Loans

Resolution	Approved and/or Booked Modifications as of April 15, 2020	Modifications as a % of Total Commercial Loans
Interest-Only Payments	$ 50,329,142	4.6%
Payment Deferral then Interest-Only Payments	$ 54,016,792	4.9%
Payment Deferral	$ 39,593,654	3.6%
Total	**$ 143,939,588**	**13.2%**

Mortgage Loans

Resolution	Approved and/or Booked Modifications as of April 15, 2020	Modifications as a % of Total Mortgage Loans
Forbearance	$ 8,221,407	2.8%

Source: Company documents.

Paycheck Protection Program Participation

U.S. Small Business Administration

As of April 29, 2020	# of Loans	Balance	Average Balance	Fee Income
Tranche #1	235	$71.2M	$303K	$2.2M
Tranche #2	186	$18.9M	$102K	$747K
Total	**421**	**$90.1M**	**$214K**	**$2.9M**

Source: Company documents.

Loan Portfolio & Asset Quality

Diversified Loan Portfolio

Growth & Active Management of Concentration Limits

Net Loans (including Loans of branches held for sale)



CRE %
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
In millions
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Commercial RE Loans as a % of Total Risk Based Capital
2013
2014
2015
2016
2017
2018
2019
Q1 2020
Net Loans HFI
CRE Loans as a % of Total Risk-Based Capital

Source: Company documents.

Loan Portfolio Composition



Acquisition & Development - HVCRE 1%
Residential 19%
Acquisition & Development 7%
Home Equity 3%
Commercial Real Estate 31%
Commercial Business 39%

MVB

Commercial Real Estate Portfolio

Diversification within CRE Concentration

CRE Loans



Apartments - Market 11%
Storage Units 1%
Apartments - Low Income 5%
Retail 15%
Nursing Homes 32%
Office 24%
Other 2%
Hotels 10%

AD&C Loans



1-4 Family Residential Owner Occupied 51%
Commercial Development 9%
Office 5%
Personal Lot Loans 2%
Residential - Speculative 17%
Other 6%
Storage Units 1%
Retail 1%
Residential Development 8%

Source: Company documents.

CRE Concentration

	Balance as of 03/31/2020	
CRE	**Total Amount**	**% of Capital**
Hotels	$ 42,055,630	21%
Office	$ 95,705,296	48%
Retail	$ 60,408,722	30%
Apartments – Low Income	$ 19,597,281	10%
Apartments – Market	$ 44,339,316	22%
Storage Units	$ 5,377,071	3%
Nursing Homes	$ 129,658,244	65%
Other	$ 7,815,557	4%
Subtotal	**$ 404,957,117**	**202%**
AD&C		
Residential Home – Presold	$ 2,388,650	1%
Residential – Speculative	$ 40,142,683	20%
Residential – Developed	$ 14,319,416	7%
Residential – Undeveloped	$ 3,669,375	2%
Developed	$ 15,934,672	8%
Undeveloped	$ 4,756,321	2%
Storage Units	$ 1,517,622	1%
Nursing Homes	$ 873,392	0%
Retail	$ 3,401,362	2%
Office	$ 12,553,894	6%
Personal Lot Loans	$ 4,353,050	2%
Other	$ 14,832,239	7%
Subtotal	**$ 118,742,676**	**59%**
Mortgage construction	$ 122,065,212	61%
Total CRE and AD&C	**$ 645,765,005**	**322%**

Source: Company documents.

Nursing Homes

- Geographic diversity among 11 states in the US
- $129M in loan balances among 13 borrowers
- 83.09% occupancy
- Weighted Average
  - Risk Grade of 3.99
  - LTV of 68.67%
  - DSCR of 1.56:1
  - Star Rating of 2.89
- No delinquency
- 1 COVID-19 Modification request of $9M

Source: Company documents.

Hotels

- Assets located in OH, WV, MD, and VA
- $42M in loan balances among 11 borrowers, and 8 different brands who are experienced operators
- Weighted Average
  - Risk Grade of 4.25
  - LTV of 61.36%
  - DSCR of 1.84:1
- No delinquency
- Moratorium on Hotel Lending has been implemented since 2017, prior to COVID-19
- Current COVID-19 disruption has resulted in payment deferral modifications for 10 borrowers totaling $31M

Source: Company documents.

Office

- $96M in loan balances
  - $64M of exposure attributed to WV & PA markets
  - $31M of exposure attributed to NoVA markets
- Diversified tenant mix with assets located in MVB's operating geographic footprints
- Weighted Average
  - Risk Grade of 4.17
  - LTV of 65.65%
  - DSCR of 1.66:1
- No delinquency
- Vacancy of 5.1% in WV and 3.1% in NoVA, based on subject asset appraisals and comparable sales, which outperforms the US vacancy rates of 9.8%
- Current COVID-19 disruption has resulted in payment deferral modifications for 3 borrowers totaling $5M

Source: Company documents.

AD&C Concentration

- $119M in loan balances (67% in VA and 33% in WV)
- 1-4 Family/ADC - $61M or 50% of total AD&C
  - $56M in loan balances in NoVA
  - 1.3 average months of supply amongst 8 counties in NoVA market which lagged US figure of 5.7 months at 12/31/19
  - Weighted Average
    - Risk Grade of 4.39
    - Days on Market of 35.54
    - Sales to List Price of 99.20%
- No delinquency

Source: Company documents.

AD&C Concentration – Mortgage Construction

- $122M in loan balances with 387 borrowers
  - Geographically-distributed among 9 states: 51% in NC, 16% in SC, 16% in VA, and 9% MD
- Weighted Average
  - LTV of 82.34%
  - DTI of 27.31%
  - FICO of 740
- Average time on books of 10.9 months
- Standard Note Term of 12 months
- No delinquency

Source: Company documents.

Consistent, Top Tier Asset Quality Through Cycles

Non-Performing Loans / Total Loans



3.90%
2.90%
1.90%
0.90%
-0.10%
1.10%
2.47%
3.21%
3.43%
3.26%
2.29%
1.68%
1.65%
1.46%
1.17%
1.06%
0.87%
0.93%
0.54%
0.00%
0.74%
0.88%
0.77%
0.14%
1.16%
0.99%
0.59%
0.88%
0.54%
0.37%
0.42%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q1 2020
MVBF
Regional Peers

NCOs / Average Loans



1.45%
0.95%
0.45%
-0.05%
0.33%
0.66%
1.00%
0.81%
0.76%
0.59%
0.32%
0.19%
0.22%
0.21%
0.11%
0.12%
0.46%*
0.25%
0.18%
0.33%
0.35%
0.42%
0.25%
0.17%
0.07%
0.24%
0.12%
0.13%
0.07%
0.06%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q1 2020
MVBF
Regional Peers
* This quarter's increase was related to the charge-off of a $1.8M government lease financing loan stemming from the non-renewal of the underlying government contract, unrelated to the COVID-19 pandemic.

PIPER | SANDLER

"Excellent historical asset quality…NPAs are a sterling 34 bps of assets. Non-performers have been below peers for several years with quite impressive performance through the Great Recession."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: SEC filings and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. Piper Sandler Company Note dated March 24, 2020.

MVB

Capital Position & Shareholder Value

Bank Capital Position

Tangible Common Equity / Tangible Assets (%)


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
5.79%
7.86%
8.13%
8.66%
9.45%
8.71%
2015
2016
2017
2018
2019
Q1 2020

Tier 1 Leverage Ratio (%)


11.00%
10.50%
10.00%
9.50%
9.00%
8.50%
9.50%
10.88%
10.68%
10.24%
9.94%
9.83%
2015
2016
2017
2018
2019
Q1 2020

Tier 1 Risk-Based Capital Ratio (%)


14.00%
13.50%
13.00%
12.50%
12.00%
11.50%
11.00%
10.50%
10.00%
11.45%
13.60%
13.34%
12.47%
12.05%
11.34%
2015
2016
2017
2018
2019
Q1 2020

Total Risk-Based Capital Ratio (%)


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.19%
14.46%
14.22%
13.29%
12.84%
12.04%
2015
2016
2017
2018
2019
Q1 2020

Source: Company documents. Capital ratios presented are from the Bank.

MVB

Insider Stock Purchases

We Believe in MVB!

Between March 5th and March 20th, 2020, during the Open Window:

	Number of Shares
Larry Mazza, President & CEO	30,135
4 Directors	23,073
17 employees requested permission to purchase MVB stock	

PIPER | SANDLER

"While we had previously thought highly of the company's insider ownership (the company's latest DEF 14A filed in April 2019 indicated management and the BOD beneficially owned 18.1% of shares with Mr. Mazza accounting for 5.3%), we applaud management's endorsement."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: Company documents. Piper Sandler Company Note dated March 24, 2020.

Risk Management

COVID-19 Pandemic Response

Approach and Actions Taken

- **Crisis Management Team (Pandemic Team) assembled; Senior Leadership Team and cross-functional team fully engaged**
  - Business Line Leaders: Core Banking, Fintech, Mortgage & Chartwell
  - Functional Groups Business Continuity, IT, HR/Marketing, Legal, Risk & Finance/Accounting

- **Key risk areas identified, with action plans in each area**
  - Financial – overall impact, loan and deposit portfolio, liquidity analysis and monitoring
  - Operations – business continuity, IT testing, remote work capabilities, Banking Center preparedness, and vendor continuity
  - Team – communication, resource allocation planning, workforce concerns and considerations

- **Daily Pandemic Team calls established (including weekends)**
  - Stay connected and up to date on recent developments, address new concerns and challenges
  - Review and update action plan

- **Communications plan developed and being executed**
  - Informing our Team Members and key stakeholders on key topics and areas of concern
    - General updates and preparedness activities
    - Travel
    - Business continuity, remote work availability, IT capabilities and readiness
    - Clarity on scenarios preventing Team Members from reporting to work
    - Client communications

- **Succession Planning**
  - Reviewed Emergency Succession Plan for any recommended updates… reviewed with Board on 3/16/20
  - Have contingency plans in place for the Senior Leadership team

Source: Company documents.

Addressing Risk Management

Cost of Investing in the Future & Scalability

Risk	Mitigation
Mortgage Volatility	▪ Diversified geographic portfolio ▪ Overhead management ▪ High quality loans ▪ Purchased loan focus
CRE Concentration	▪ History of strong asset quality ▪ Management and monitoring of concentration levels ▪ Includes owner occupied 1-4 family portfolio = $122.1M or 61% of capital
Compliance/Regulatory Risk	▪ Investment in team through Chartwell and Paladin acquisitions ▪ Continuous communication with regulators ▪ Technical expertise and experienced Fintech industry partners ▪ Investing in regulatory technology enhancing compliance monitoring systems
Payment & Fintech Deposit Client Retention	▪ Building moats around clients ▪ Extensive diligence for both parties adding to difficulty to switch ▪ Early adopter advantage ▪ Long technical sales cycle
Deposit Concentration & Seasonality	▪ Diversified base of clients and industries ▪ Limits on total accepted per client and industry ▪ Increased liquidity in investment portfolio ▪ Syndicate deposits
Operating Efficiency	▪ Modern, efficient branch network ▪ Technology focus ▪ Increased due to Mortgage subsidiary (pending merger with ICM) ▪ Fee income expansion

Source: Company documents.

MVB

Contact Us

MVB Financial Corp.
301 Virginia Avenue
Fairmont, WV 26554
(304) 363-4800

Investor Relations
Lisa McCormick
MVB Financial Corp.
(304) 367-8697



MVB

Appendix

Appendix: Financial Comparisons

$ in thousands, except per share	Q1 2020	Q1 2019	FY 2019	FY 2018
Balance Sheet				
Total Assets	$2,099,680	$1,789,908	$1,944,114	$1,750,969
Gross Loans HFI (1)	$1,396,577	$1,341,218	$1,374,541	$1,304,366
Total Deposits (1)	$1,598,238	$1,430,659	$1,265,042	$1,309,154
Bank Capital (%)				
Tier 1 Leverage Ratio	9.83%	10.33%	9.94%	10.24%
Tier 1 Risk-Based & CET 1 Ratio	11.34%	12.55%	12.05%	12.47%
Risk-Based Capital Ratio	12.04%	13.37%	12.84%	13.29%
Asset Quality (%)				
NPAs / Assets (2)	0.34%	0.51%	0.34%	0.53%
NCOs / Loans	0.50%	0.00%	0.07%	0.11%
Reserves / Gross Loans HFI	0.80%	0.84%	0.86%	0.84%
Profitability				
Net Income to Common Shareholders	$934	$3,071	$26,512	$11,514
ROAA (3)	0.22%	0.73%	1.46%	0.73%
ROAE (3)	1.95%	7.18%	13.83%	7.46%
Noninterest Inc. / Operating Rev.	40.76%	38.87%	52.03%	42.40%
Net Interest Margin	3.60%	3.45%	3.47%	3.41%
Diluted EPS (3)	$0.08	$0.26	$2.20	$1.00

Source: SEC filings and Company documents.
Note: Reserves / Loans excludes loans held for sale.
(1) Excluding assets or deposits of branches held for sale, as applicable.
(2) NPAs include non-accruing loans, 90+ days still accruing, and OREO.
(3) 2019 included $427K of net income from discontinued operations. Excluding this income, ROAA, ROAE, and diluted EPS would have been 1.44%, 13.61%, and $2.16, respectively.

MVB

Appendix: Non-GAAP Reconciliations

NONINTEREST INCOME / OPERATING REVENUE	For the year ended,		For the quarter ended,	
(Dollars in Thousands)	12/31/2018	12/31/2019	03/31/2019	03/31/2020
Total Noninterest Income	$ 38,640	$ 64,604	$ 8,765	$ 10,849
Less: Realized Gain on Securities	(327)	(173)	118	276
Operating Noninterest Income	**$ 38,313**	**$ 64,431**	**$ 8,883**	**$ 11,125**
Net Interest Income	$ 52,054	$ 59,400	$ 13,972	$ 16,172
Plus: Operating Noninterest Income	38,313	64,431	8,883	11,125
Operating Revenue	**$ 90,367**	**$ 123,831**	**$ 22,855**	**$ 27,297**
Operating Noninterest Income	$ 38,313	$ 64,431	$ 8,883	$ 11,125
÷ Operating Revenue	90,367	123,831	22,885	27,297
Noninterest Income / Operating Revenue (%)	**42.40%**	**52.03%**	**38.87%**	**40.76%**

Source: SEC filings and Company documents.